SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 22, 2002


                          UNITED FIDELITY FINANCE, LLC
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      333-73290               35-0298350
 ----------------------------    ------------------------      -------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


18 N.W. Fourth Street, P.O. Box 1347, Evansville, Indiana          47706
---------------------------------------------------------         -------
        (Address of Principal Executive Offices)                  Zip Code


                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.           Other Events

         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001, the unaudited financial statements of Financial Security Assurance Inc. and its subsidiaries as of March 31, 2002 and for the three month period ended March 31, 2002 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Inc. for the period ended March 31, 2002, and the unaudited financial statements of Financial Security Assurance Inc. and its subsidiaries as of June 30, 2002 and for the three month period ended June 30, 2002 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Inc. for the period ended June 30, 2002, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. All financial statements of Financial Security Assurance Inc. and its subsidiaries included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

         CONSENT

         In connection with the issuance of the United Fidelity Auto Receivables Trust 2002-A, Automobile Receivable Backed Notes, Class A-1 through A-3 (the "Notes"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.1.

Item 7.           Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         Exhibit No.       Description

         Item 23.1         Consent of PricewaterhouseCoopers LLP


                                     * * * *



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED FIDELITY FINANCE, LLC
                                      (Registrant)


         Date: August 22, 2002        By: /s/ Donald R. Neel
                                          -----------------------------------
                                          Donald R. Neel, President





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                                INDEX TO EXHIBITS

Exhibit Number                         Description
--------------                         -----------

    23.1                               Consent of PricewaterhouseCoopers LLP











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